                                                                   EXHIBIT 10.27


             FIRST AMENDMENT TO EXECUTIVE STOCK PURCHASE AGREEMENT
             -----------------------------------------------------


     This FIRST AMENDMENT TO EXECUTIVE STOCK PURCHASE AGREEMENT (this "Amendment
                                                                       ---------
Agreement") is made and entered into as of the Effective Time (hereinafter
- ---------
defined), by and among United Stationers Inc., a Delaware corporation and successor-in-interest to AHI (as hereinafter defined) (the "Surviving
                                                            ---------
Corporation"), Wingate Partners, L.P., a Delaware limited partnership
- -----------
("Wingate"), ASI Partners, L.P., a Delaware limited partnership ("ASI
  -------                                                         ---
Partners"), and the undersigned officer of the Surviving Corporation (the

"Executive").
 ---------

                                   RECITALS

     A. Associated Holdings, Inc., a Delaware corporation ("AHI"), Wingate, ASI Partners and the Executive are parties to that certain Executive Stock Purchase Agreement dated as of January 31, 1992 (the "Executive Purchase
                                                      ------------------
Agreement");
- ---------

     B.   Pursuant to that certain Agreement and Plan of Merger (the "Merger
                                                                      ------
Agreement"), dated as of February 13, 1995, between AHI and the Surviving
- ---------
Corporation, AHI was merged with and into the Surviving Corporation (the

"Merger"), with the Surviving Corporation surviving the Merger (the time upon
 ------
which the Merger became effective pursuant to the terms and conditions of the Merger Agreement and as defined therein, is referred to herein as the "Effective
                                                                       ---------
Time"); and
- ----

     C. In connection with the Merger, the parties to the Executive Purchase Agreement desire to amend the Executive Purchase Agreement as provided herein.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Surviving Corporation, Wingate, ASI Partners and the Executive hereby agree as follows:

     1.   Definitions.  Capitalized terms used herein and not otherwise defined
          -----------
shall have the respective meanings assigned to such terms in the Executive Purchase Agreement.

     2.   Amendments.  The Executive Purchase Agreement is hereby amended as
          ----------
follows:

          (a) The second and third sentences of Section 4(b) of the Executive Purchase Agreement shall be amended and restated in their entirety as follows:

          "The Company agrees that within four years from the date hereof it shall grant to the Key Executives or any successor officers to the Key Executives an Option or Options to purchase an additional aggregate number of shares of Common Stock equal to 50,303.95 (subject to the anti-dilution adjustments set forth in the Plan) as allocated by the Board of Directors of the Company (the "Second Options"). The exercise price for the Common Stock subject to the Second Options shall be $2.90 per share for each Key Executive, but, unless otherwise determined by the Board, shall be the fair market value of each such share for any successor officer to a Key Executive; provided, however,
                                                              --------  -------
          that as of the Termination Date (as defined in the Escrow Agreement, dated as of March __, 1995, among Chase Securities, Inc., The Roebling Fund, the Escrow Agent (as defined therein), and the stockholders party thereto (the "Escrow Agreement")), the number of shares of Common Stock into which the Second Options may be exercised shall be increased by a portion of the Second Option Additional Amount (as hereinafter defined) equal to the percentage of shares of Common Stock returned to the Stockholders as defined in the Escrow Agreement) on the Termination Date. The "Second Option Additional Amount" shall mean 24,425.32 shares of Common Stock."

          (b) Section 4(c) of the Executive Purchase Agreement shall be amended by deleting the second sentence thereof in its entirety.

     3.   Surviving Corporation as Successor-in-Interest to AHI.  The Executive
          -----------------------------------------------------
and the Surviving Corporation hereby acknowledge that all references to "Executive Securities" and "Common Stock" shall mean the securities of the Surviving Corporation into which such Executive Securities or shares of Common Stock, respectively, were converted in the Merger pursuant to the formulas set forth in the Merger Agreement. The Executive and the Surviving Corporation further acknowledge that the rights and obligations of the Executive Purchase Agreement, including without limitation, the rights and obligations contained in Sections 3, 4, 5 and 6 thereof, shall be binding upon and inure to the benefit of the Surviving Corporation, as successor-in-interest to AHI.

     4.   Executive Purchase Agreement Otherwise Unchanged.  Except as expressly
          ------------------------------------------------
amended hereby, the Executive Purchase Agreement shall remain unchanged and in full force and effect.

     5.   Counterparts.  This Amendment Agreement may be executed in any number
          ------------
of counterparts, each of which shall constitute one and the same instrument.

     6.   Successors and Assigns.  The rights and obligations of the parties
          ----------------------
hereunder shall be binding upon and inure to the benefit of the Surviving Corporation, Wingate, ASI Partners and the Executive and each of their respective successors and assigns.

     7.   Headings.  The headings of the sections of this Amendment Agreement
          --------
are inserted for convenience only and shall not be deemed to constitute a part hereof.

     8.   Governing Law.  This Amendment Agreement shall be governed by, and
          -------------
construed in accordance with, the laws of the State of Illinois, without giving effect to conflict of law principles.

     [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment Agreement on the day and year first above written.


                                      UNITED STATIONERS INC.


                                      By:_______________________________________
                                            Thomas W. Sturgess,
                                            Chairman of the Board


                                      WINGATE PARTNERS, L.P.

                                      By:   WINGATE MANAGEMENT
                                            COMPANY, L.P., its general
                                            partner


                                            By:_________________________________
                                                  Thomas W. Sturgess,
                                                  General Partner


                                      ASI PARTNERS, L.P.

                                      By:   CUMBERLAND CAPITAL
                                            CORPORATION, its general
                                            partner


                                            By:_________________________________
                                                  Gary G. Miller,
                                                  President


                                      __________________________________________
                                      Robert W. Eberspacher

             FIRST AMENDMENT TO EXECUTIVE STOCK PURCHASE AGREEMENT
             -----------------------------------------------------


     This FIRST AMENDMENT TO EXECUTIVE STOCK PURCHASE AGREEMENT (this "Amendment
                                                                       ---------
Agreement") is made and entered into as of the Effective Time (hereinafter
- ---------
defined), by and among United Stationers Inc., a Delaware corporation and successor-in-interest to AHI (as hereinafter defined) (the "Surviving
                                                            ---------
Corporation"), Wingate Partners, L.P., a Delaware limited partnership
- -----------
("Wingate"), ASI Partners, L.P., a Delaware limited partnership ("ASI
  -------                                                         ---
Partners"), and the undersigned officer of the Surviving Corporation (the

"Executive").
 ---------

                                   RECITALS

     A. Associated Holdings, Inc., a Delaware corporation ("AHI"), Wingate, ASI Partners and the Executive are parties to that certain Executive Stock Purchase Agreement dated as of January 31, 1992 (the "Executive Purchase
                                                      ------------------
Agreement");
- ---------

     B.   Pursuant to that certain Agreement and Plan of Merger (the "Merger
                                                                      ------
Agreement"), dated as of February 13, 1995, between AHI and the Surviving
- ---------
Corporation, AHI was merged with and into the Surviving Corporation (the

"Merger"), with the Surviving Corporation surviving the Merger (the time upon
 ------
which the Merger became effective pursuant to the terms and conditions of the Merger Agreement and as defined therein, is referred to herein as the "Effective
                                                                       ---------
Time"); and
- ----

     C. In connection with the Merger, the parties to the Executive Purchase Agreement desire to amend the Executive Purchase Agreement as provided herein.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Surviving Corporation, Wingate, ASI Partners and the Executive hereby agree as follows:

     1.   Definitions.  Capitalized terms used herein and not otherwise defined
          -----------
shall have the respective meanings assigned to such terms in the Executive Purchase Agreement.

     2.   Amendments.  The Executive Purchase Agreement is hereby amended as
          ----------
follows:

          (a) The second and third sentences of Section 4(b) of the Executive Purchase Agreement shall be amended and restated in their entirety as follows:

          "The Company agrees that within four years from the date hereof it shall grant to the Key Executives or any successor officers to the Key Executives an Option or Options to purchase an additional aggregate number of shares of Common Stock equal to 50,303.95 (subject to the anti-dilution adjustments set forth in the Plan) as allocated by the Board of Directors of the Company (the "Second Options"). The exercise price for the Common Stock subject to the Second Options shall be $2.90 per share for each Key Executive, but, unless otherwise determined by the Board, shall be the fair market value of each such share for any successor officer to a Key Executive; provided, however,
                                                              --------  -------
          that as of the Termination Date (as defined in the Escrow Agreement, dated as of March __, 1995, among Chase Securities, Inc., The Roebling Fund, the Escrow Agent (as defined therein), and the stockholders party thereto (the "Escrow Agreement")), the number of shares of Common Stock into which the Second Options may be exercised shall be increased by a portion of the Second Option Additional Amount (as hereinafter defined) equal to the percentage of shares of Common Stock returned to the Stockholders as defined in the Escrow Agreement) on the Termination Date. The "Second Option Additional Amount" shall mean 24,425.32 shares of Common Stock."

          (b) Section 4(c) of the Executive Purchase Agreement shall be amended by deleting the second sentence thereof in its entirety.

     3.   Surviving Corporation as Successor-in-Interest to AHI.  The Executive
          -----------------------------------------------------
and the Surviving Corporation hereby acknowledge that all references to "Executive Securities" and "Common Stock" shall mean the securities of the Surviving Corporation into which such Executive Securities or shares of Common Stock, respectively, were converted in the Merger pursuant to the formulas set forth in the Merger Agreement. The Executive and the Surviving Corporation further acknowledge that the rights and obligations of the Executive Purchase Agreement, including without limitation, the rights and obligations contained in Sections 3, 4, 5 and 6 thereof, shall be binding upon and inure to the benefit of the Surviving Corporation, as successor-in-interest to AHI.

     4.   Executive Purchase Agreement Otherwise Unchanged.  Except as expressly
          ------------------------------------------------
amended hereby, the Executive Purchase Agreement shall remain unchanged and in full force and effect.

     5.   Counterparts.  This Amendment Agreement may be executed in any number
          ------------
of counterparts, each of which shall constitute one and the same instrument.

     6.   Successors and Assigns.  The rights and obligations of the parties
          ----------------------
hereunder shall be binding upon and inure to the benefit of the Surviving Corporation, Wingate, ASI Partners and the Executive and each of their respective successors and assigns.

     7.   Headings.  The headings of the sections of this Amendment Agreement
          --------
are inserted for convenience only and shall not be deemed to constitute a part hereof.

     8.   Governing Law.  This Amendment Agreement shall be governed by, and
          -------------
construed in accordance with, the laws of the State of Illinois, without giving effect to conflict of law principles.

     [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment Agreement on the day and year first above written.


                                     UNITED STATIONERS INC.


                                     By:________________________________________
                                           Thomas W. Sturgess,
                                           Chairman of the Board


                                     WINGATE PARTNERS, L.P.

                                     By:   WINGATE MANAGEMENT
                                           COMPANY, L.P., its general
                                           partner


                                           By:__________________________________
                                                 Thomas W. Sturgess,
                                                 General Partner


                                     ASI PARTNERS, L.P.

                                     By:   CUMBERLAND CAPITAL
                                           CORPORATION, its general
                                           partner


                                           By:__________________________________
                                                 Gary G. Miller,
                                                 President


                                     ___________________________________________
                                     Lawrence E. Miller

        FIRST AMENDMENT TO EXECUTIVE STOCK PURCHASE AGREEMENT
        -----------------------------------------------------


     This FIRST AMENDMENT TO EXECUTIVE STOCK PURCHASE AGREEMENT (this "Amendment
                                                                       ---------
Agreement") is made and entered into as of the Effective Time (hereinafter
- ---------
defined), by and among United Stationers Inc., a Delaware corporation and successor-in-interest to AHI (as hereinafter defined) (the "Surviving
                                                            ---------
Corporation"), Wingate Partners, L.P., a Delaware limited partnership
- -----------
("Wingate"), ASI Partners, L.P., a Delaware limited partnership ("ASI
  -------                                                         ---
Partners"), and the undersigned officer of the Surviving Corporation (the

"Executive").
 ---------

                                    RECITALS

     A. Associated Holdings, Inc., a Delaware corporation ("AHI"), Wingate, ASI Partners and the Executive are parties to that certain Executive Stock Purchase Agreement dated as of January 31, 1992 (the "Executive Purchase
                                                      ------------------
Agreement");
- ---------

     B.   Pursuant to that certain Agreement and Plan of Merger (the "Merger
                                                                      ------
Agreement"), dated as of February 13, 1995, between AHI and the Surviving
- ---------
Corporation, AHI was merged with and into the Surviving Corporation (the

"Merger"), with the Surviving Corporation surviving the Merger (the time upon
 ------
which the Merger became effective pursuant to the terms and conditions of the Merger Agreement and as defined therein, is referred to herein as the "Effective
                                                                       ---------
Time"); and
- ----

     C. In connection with the Merger, the parties to the Executive Purchase Agreement desire to amend the Executive Purchase Agreement as provided herein.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Surviving Corporation, Wingate, ASI Partners and the Executive hereby agree as follows:

     1.   Definitions.  Capitalized terms used herein and not otherwise defined
          -----------
shall have the respective meanings assigned to such terms in the Executive Purchase Agreement.

     2.   Amendments.  The Executive Purchase Agreement is hereby amended as
          ----------
follows:

          (a) The second and third sentences of Section 4(b) of the Executive Purchase Agreement shall be amended and restated in their entirety as follows:

          "The Company agrees that within four years from the date hereof it shall grant to the Key Executives or any successor officers to the Key Executives an Option or Options to purchase an additional aggregate number of shares of Common Stock equal to 50,303.95 (subject to the anti-dilution adjustments set forth in the Plan) as allocated by the Board of Directors of the Company (the "Second Options"). The exercise price for the Common Stock subject to the Second Options shall be $2.90 per share for each Key Executive, but, unless otherwise determined by the Board, shall be the fair market value of each such share for any successor officer to a Key Executive; provided, however,
                                                              --------  -------
          that as of the Termination Date (as defined in the Escrow Agreement, dated as of March __, 1995, among Chase Securities, Inc., The Roebling Fund, the Escrow Agent (as defined therein), and the stockholders party thereto (the "Escrow Agreement")), the number of shares of Common Stock into which the Second Options may be exercised shall be increased by a portion of the Second Option Additional Amount (as hereinafter defined) equal to the percentage of shares of Common Stock returned to the Stockholders as defined in the Escrow Agreement) on the Termination Date. The "Second Option Additional Amount" shall mean 24,425.32 shares of Common Stock."

          (b) Section 4(c) of the Executive Purchase Agreement shall be amended by deleting the second sentence thereof in its entirety.

     3.   Surviving Corporation as Successor-in-Interest to AHI.  The Executive
          -----------------------------------------------------
and the Surviving Corporation hereby acknowledge that all references to "Executive Securities" and "Common Stock" shall mean the securities of the Surviving Corporation into which such Executive Securities or shares of Common Stock, respectively, were converted in the Merger pursuant to the formulas set forth in the Merger Agreement. The Executive and the Surviving Corporation further acknowledge that the rights and obligations of the Executive Purchase Agreement, including without limitation, the rights and obligations contained in Sections 3, 4, 5 and 6 thereof, shall be binding upon and inure to the benefit of the Surviving Corporation, as successor-in-interest to AHI.

     4.   Executive Purchase Agreement Otherwise Unchanged.  Except as expressly
          ------------------------------------------------
amended hereby, the Executive Purchase Agreement shall remain unchanged and in full force and effect.

     5.   Counterparts.  This Amendment Agreement may be executed in any number
          ------------
of counterparts, each of which shall constitute one and the same instrument.

     6.   Successors and Assigns.  The rights and obligations of the parties
          ----------------------
hereunder shall be binding upon and inure to the benefit of the Surviving Corporation, Wingate, ASI Partners and the Executive and each of their respective successors and assigns.

     7.   Headings.  The headings of the sections of this Amendment Agreement
          --------
are inserted for convenience only and shall not be deemed to constitute a part hereof.

     8.   Governing Law.  This Amendment Agreement shall be governed by, and
          -------------
construed in accordance with, the laws of the State of Illinois, without giving effect to conflict of law principles.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment Agreement on the day and year first above written.


                                         UNITED STATIONERS INC.


                                         By:___________________________________
                                               Thomas W. Sturgess,
                                               Chairman of the Board


                                         WINGATE PARTNERS, L.P.

                                         By:   WINGATE MANAGEMENT
                                               COMPANY, L.P., its general
                                               partner


                                               By:______________________________
                                                     Thomas W. Sturgess,
                                                     General Partner


                                         ASI PARTNERS, L.P.

                                         By:   CUMBERLAND CAPITAL
                                               CORPORATION, its general
                                               partner


                                               By:______________________________
                                                     Gary G. Miller,
                                                     President



                                         _______________________________________
                                         Michael D. Rowsey

             FIRST AMENDMENT TO EXECUTIVE STOCK PURCHASE AGREEMENT
             -----------------------------------------------------


     This FIRST AMENDMENT TO EXECUTIVE STOCK PURCHASE AGREEMENT (this "Amendment
                                                                       ---------
Agreement") is made and entered into as of the Effective Time (hereinafter
- ---------
defined), by and among United Stationers Inc., a Delaware corporation and successor-in-interest to AHI (as hereinafter defined) (the "Surviving
                                                            ---------
Corporation"), Wingate Partners, L.P., a Delaware limited partnership
- -----------
("Wingate"), ASI Partners, L.P., a Delaware limited partnership ("ASI
  -------                                                         ---
Partners"), and the undersigned officer of the Surviving Corporation (the

"Executive").
 ---------

                                   RECITALS

     A. Associated Holdings, Inc., a Delaware corporation ("AHI"), Wingate, ASI Partners and the Executive are parties to that certain Executive Stock Purchase Agreement dated as of January 31, 1992 (the "Executive Purchase
                                                      ------------------
Agreement");
- ---------

     B.   Pursuant to that certain Agreement and Plan of Merger (the "Merger
                                                                      ------
Agreement"), dated as of February 13, 1995, between AHI and the Surviving
- ---------
Corporation, AHI was merged with and into the Surviving Corporation (the

"Merger"), with the Surviving Corporation surviving the Merger (the time upon
 ------
which the Merger became effective pursuant to the terms and conditions of the Merger Agreement and as defined therein, is referred to herein as the "Effective
                                                                       ---------
Time"); and
- ----

     C. In connection with the Merger, the parties to the Executive Purchase Agreement desire to amend the Executive Purchase Agreement as provided herein.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Surviving Corporation, Wingate, ASI Partners and the Executive hereby agree as follows:

     1.   Definitions.  Capitalized terms used herein and not otherwise defined
          -----------
shall have the respective meanings assigned to such terms in the Executive Purchase Agreement.

     2.   Amendments.  The Executive Purchase Agreement is hereby amended as
          ----------
follows:

          (a) The second and third sentences of Section 4(b) of the Executive Purchase Agreement shall be amended and restated in their entirety as follows:

          "The Company agrees that within four years from the date hereof it shall grant to the Key Executives or any successor officers to the Key Executives an Option or Options to purchase an additional aggregate number of shares of Common Stock equal to 50,303.95 (subject to the anti-dilution adjustments set forth in the Plan) as allocated by the Board of Directors of the Company (the "Second Options"). The exercise price for the Common Stock subject to the Second Options shall be $2.90 per share for each Key Executive, but, unless otherwise determined by the Board, shall be the fair market value of each such share for any successor officer to a Key Executive; provided, however,
                                                              --------  -------
          that as of the Termination Date (as defined in the Escrow Agreement, dated as of March __, 1995, among Chase Securities, Inc., The Roebling Fund, the Escrow Agent (as defined therein), and the stockholders party thereto (the "Escrow Agreement")), the number of shares of Common Stock into which the Second Options may be exercised shall be increased by a portion of the Second Option Additional Amount (as hereinafter defined) equal to the percentage of shares of Common Stock returned to the Stockholders as defined in the Escrow Agreement) on the Termination Date. The "Second Option Additional Amount" shall mean 24,425.32 shares of Common Stock."

          (b) Section 4(c) of the Executive Purchase Agreement shall be amended by deleting the second sentence thereof in its entirety.

     3.   Surviving Corporation as Successor-in-Interest to AHI.  The Executive
          -----------------------------------------------------
and the Surviving Corporation hereby acknowledge that all references to "Executive Securities" and "Common Stock" shall mean the securities of the Surviving Corporation into which such Executive Securities or shares of Common Stock, respectively, were converted in the Merger pursuant to the formulas set forth in the Merger Agreement. The Executive and the Surviving Corporation further acknowledge that the rights and obligations of the Executive Purchase Agreement, including without limitation, the rights and obligations contained in Sections 3, 4, 5 and 6 thereof, shall be binding upon and inure to the benefit of the Surviving Corporation, as successor-in-interest to AHI.

     4.   Executive Purchase Agreement Otherwise Unchanged.  Except as expressly
          ------------------------------------------------
amended hereby, the Executive Purchase Agreement shall remain unchanged and in full force and effect.

     5.   Counterparts.  This Amendment Agreement may be executed in any number
          ------------
of counterparts, each of which shall constitute one and the same instrument.

     6.   Successors and Assigns.  The rights and obligations of the parties
          ----------------------
hereunder shall be binding upon and inure to the benefit of the Surviving Corporation, Wingate, ASI Partners and the Executive and each of their respective successors and assigns.

     7.   Headings.  The headings of the sections of this Amendment Agreement
          --------
are inserted for convenience only and shall not be deemed to constitute a part hereof.

     8.   Governing Law.  This Amendment Agreement shall be governed by, and
          -------------
construed in accordance with, the laws of the State of Illinois, without giving effect to conflict of law principles.

     [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment Agreement on the day and year first above written.


                                      UNITED STATIONERS INC.


                                      By:_______________________________________
                                             Thomas W. Sturgess,
                                             Chairman of the Board


                                      WINGATE PARTNERS, L.P.

                                      By:   WINGATE MANAGEMENT
                                            COMPANY, L.P., its general
                                            partner


                                            By:_________________________________
                                                  Thomas W. Sturgess,
                                                  General Partner


                                      ASI PARTNERS, L.P.

                                      By:   CUMBERLAND CAPITAL
                                            CORPORATION, its general
                                            partner


                                            By:_________________________________
                                                  Gary G. Miller,
                                                  President


                                      __________________________________________
                                      Daniel J. Schleppe